SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 21, 1999
                        (Date of earliest event reported)

                         Commission File Number 1-10351



                     POTASH CORPORATION OF SASKATCHEWAN INC.
             (Exact name of registrant as specified in its charter)



          Saskatchewan, Canada                                 N/A
     (State or other jurisdiction                         (IRS Employer
         of incorporation)                             Identification Number)

           122 - 1st Avenue South,                            S7K 7G3
       Saskatoon, Saskatchewan, Canada                      (Zip Code)
 (Address of principal executive offices)


                                  306-933-8500
              (Registrant's telephone number, including area code)



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Item 5.  Other Materially Important Events

     On October 21, 1999, the Registrant issued a press release, a copy of which (excluding schedules) is attached hereto as Exhibit 99.1, announcing certain one-time corporate charges, recorded in the Registrant's results for three and nine month periods ending September 30, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

     99.1 Press release of the Registrant, dated October 21, 1999 (together with the accompanying unaudited consolidated financial statements).


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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 1999               POTASH CORPORATION OF SASKATCHEWAN INC.



                                      By:  /s/ John L.M. Hampton
                                           ---------------------
                                           John L.M. Hampton
                                           Senior Vice President
                                           General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit

99.1 Press release of the Registrant, dated October 21, 1999 (together with the accompanying unaudited financial statements).